UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2019

US ECOLOGY, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-11688	95-3889638
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 S. Capitol Blvd., Suite 1000 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ECOL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2019, the Board of Directors (the “Board”) of US Ecology, Inc. (the “Company”) appointed Melanie Steiner to the Board, increasing the number of directors to nine. Ms. Steiner will serve in this role until the Company’s next Annual Meeting of Stockholders.

Ms. Steiner brings more than 25 years of experience in risk management and business strategy. Since 2012, she has served as the Chief Risk Officer at PVH Corp. [NYSE: PVH], a global Fortune 500 retail and apparel company with ownership of multiple lifestyle brands including Calvin Klein and Tommy Hilfiger. In her senior executive role, she is responsible for managing a diverse set of global operational and risk functions including internal audit, cybersecurity, corporate responsibility, insurance, and crisis management. She is also heavily involved in key strategic and growth initiatives for the organization including digital transformation, supply chain innovation, and M&A where she has direct experience with complex acquisition integrations and achievement of deal synergies. Ms. Steiner is also well known globally as an expert in Environmental, Social, Governance (ESG), with earlier roles that include international environmental law and policy at the United Nations level, as well as Big 4 advisory services. She holds an LLM Master of Laws from the University of London in the U.K. and an LLB (J.D.) Bachelor of Laws from Osgoode Hall Law School, York University, Toronto.

Ms. Steiner was also appointed to the Board's Audit and Risk Committee, replacing John T. Sahlberg. The Board has determined that Ms. Steiner satisfies the definition of “independent director” and all other requirements for service on the Board's Audit and Risk Committee under the NASDAQ listing standards and applicable SEC requirements. With Ms. Steiner’s appointment, the Board’s standing committees now consist of the following Board members:

Audit and Risk: Glenn A. Eisenberg (Chair), Daniel Fox, Melanie Steiner

Compensation: John T. Sahlberg (Chair), Joe F. Colvin, Glenn A. Eisenberg, Ronald C. Keating

Corporate Governance: Daniel Fox (Chair), Katina Dorton, Ronald C. Keating

Ms. Steiner will participate under the Company’s non-employee director compensation program. Under this program, she will receive, on a pro-rated basis, cash compensation of $50,000 and a restricted equity award with a value equal to $75,000 that is subject to certain vesting restrictions. As a member of the Audit and Risk Committee, Ms. Steiner will also receive, on a pro-rated basis, a cash retainer of $7,000.

7.01 Regulation FD Disclosure.

On July 22, 2019, the Company issued a press release announcing the appointment of Ms. Steiner to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

The information in this report (including Exhibit 99.1) being furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release issued by the Company on July 22, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: July 22, 2019	By: /S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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